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                                 Exhibit 21.1

                           SunGard Data Systems Inc.
                        Subsidiaries of the Registrant

Name of Subsidiary                                Jurisdiction of Incorporation
------------------                                -----------------------------

SUNGARD DATA SYSTEMS INC.......................................  DELAWARE
     SUNGARD INVESTMENT VENTURES, INC..........................  DELAWARE
        BANCWARE, INC..........................................  MASSACHUSETTS
        BI-TECH SOFTWARE INC...................................  DELAWARE
        COGNISOURCE LTD........................................  DELAWARE
        FDP CORP...............................................  FLORIDA
            EXISTENTIAL SYSTEMS, INC...........................  COLORADO
            FDP EUROPE LIMITED.................................  SCOTLAND
            FDP SOFTWARE SOUTH AFRICA (PROPRIETARY) LIMITED....  S. AFRICA
            FINANCIAL DATA PLANNING CORP.......................  DELAWARE
        FINANCE DEVELOPMENT INC................................  DELAWARE
            AUTOMATED HOLDINGS INC. (1)........................  DELAWARE
               AUTOMATED SECURITIES CLEARANCE, LTD.............  NEW JERSEY
                 AUTOMATED SECURITIES CLEARANCE (EUROPE) LTD...  ENGLAND/WALES
                 AXIS GLOBAL LLC...............................  NEW YORK
                 TOLL ASSOCIATES L.L.C.........................  DELAWARE
        MACESS CORPORATION.....................................  ALABAMA
        MICROBANK SOFTWARE, INC................................  DELAWARE
            MB PTE LTD.........................................  SINGAPORE
            MICROBANK SOFTWARE CANADA INC......................  CANADA
            MICROBANK SOFTWARE GmbH............................  SWITZERLAND
        MICROHEDGE INC.........................................  ILLINOIS
        OSHAP TECHNOLOGIES LTD. (2)............................  ISRAEL
            OSHAP SOFTWARE INDUSTRIES LTD......................  ISRAEL
               MINORCA CORPORATION NV..........................  DUTCH ANTILLES
                 TP TECHNOLOGIES S.A. (3)......................  BELGIUM
                    DECALOG NV (4).............................  NETHERLANDS
                       DECALOG SOFTWARE DISTRIBUTION, INC......  DELAWARE
                       DECALOG GENIE INFORMATIQUE S.A.S........  FRANCE
                         CADEXTAN S.A..........................  FRANCE
                         DECALOG ISRAEL (1991) LTD.............  ISRAEL
                         DECALOG INC...........................  MASSACHUSETTS
                         DECALOG (U.K.) LTD....................  ENGLAND/WALES
                    MINT SOFTWARE TECHNOLOGIES LTD. (5)........  ISRAEL
                       AFIC TECHNOLOGIES (YARGA) LTD...........  ISRAEL
                         AFIC TECHNOLOGIES INC.................  MASSACHUSETTS
                       MANOF SYSTEMS EUROPE SA.................  BELGIUM
                       MINT COMMUNICATION SYSTEMS INC..........  DELAWARE
                       MINT COMMUNICATION SYSTEMS LTD..........  ENGLAND/WALES
                       MINT SOFTWARE TECHNOLOGIES LTD..........  SINGAPORE
                       MINT SYSTEMS AG.........................  SWITZERLAND
                       MINT TECHNOLOGIES GmbH..................  GERMANY
        PEAK 1 RESOURCES, INC..................................  COLORADO
        PENTAMATION ENTERPRISES, INC...........................  PENNSYLVANIA
           MANAGEMENT AND COMPUTER SERVICES INCORPORATED.......  PENNSYLVANIA

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Name of Subsidiary                                Jurisdiction of Incorporation
------------------                                -----------------------------

            SYSTEMS ELEVEN, INC................................  CONNECTICUT
        PLAID BROTHERS SOFTWARE, INC...........................  CALIFORNIA
        PORTFOLIO VENTURES INC.................................  DELAWARE
        SIS EUROPE HOLDINGS INC................................  DELAWARE
            SUNGARD FINANCE S.A.S. (6).........................  FRANCE
            SUNGARD INVESTMENT SYSTEMS S.A.....................  SWITZERLAND
            SUNGARD SYSTEMS LUXEMBOURG S.A.....................  LUXEMBOURG
        SSI 2 INC..............................................  DELAWARE
        STERLING WENTWORTH CORPORATION.........................  UTAH
        SUNGARD ASSET MANAGEMENT SYSTEMS INC...................  DELAWARE
            WORLD SYSTEMS INC..................................  DELAWARE
        SUNGARD BSR INC........................................  DELAWARE
        SUNGARD BUSINESS SYSTEMS INC...........................  DELAWARE
        SUNGARD CANADA HOLDINGS INC............................  DELAWARE
            SUNGARD CANADA NOVA SCOTIA CORPORATION.............  NOVA SCOTIA
               EXCHANGE MARKET SYSTEMS E.M.S. INC. (7).........  CANADA
               2732-9994 QUEBEC INC............................  QUEBEC
               TRUERISK CORPORATION............................  NOVA SCOTIA
        SUNGARD COMPUTER SERVICES INC..........................  PENNSYLVANIA
        SUNGARD CORBEL INC.....................................  CALIFORNIA
        SUNGARD DIS INC........................................  DELAWARE
            SUNGARD DEALING SYSTEMS (S) PTE LIMITED............  SINGAPORE
            SUNGARD DEALING SYSTEMS PTY LIMITED................  AUSTRALIA
            SUNGARD DEALING SYSTEMS(T) CO. LTD.................  THAILAND
            SUNGARD SYSTEMS MALAYSIA SDN BHD...................  MALAYSIA
        SUNGARD/DML INC........................................  DELAWARE
        SUNGARD ENERGY SYSTEMS INC.............................  DELAWARE
        SUNGARD FINANCIAL SYSTEMS INC..........................  DELAWARE
            SUNGARD INSURANCE SYSTEMS INC......................  DELAWARE
        SUNGARD HOLDINGS LIMITED (8)...........................  ENGLAND/WALES
            ADS SYSTEMS U.K. LIMITED...........................  ENGLAND/WALES
            GMI SOFTWARE EUROPE, LIMITED.......................  ENGLAND/WALES
            INFINITY FINANCIAL TECHNOLOGY U.K. LTD.............  ENGLAND/WALES
            RENAISSANCE SOFTWARE (U.K.) LIMITED................  ENGLAND/WALES
            SUNGARD INVESTMENT SYSTEMS U.K. LIMITED............  ENGLAND/WALES
               LONSDALE CHETWYN HOLDINGS LIMITED...............  ENGLAND/WALES
                  C.T. COMPUTER SERVICES LIMITED...............  ENGLAND/WALES
               PORTFOLIO ADMINISTRATION (CHANNEL ISLANDS) LTD..  CHANNEL ISLANDS
            SUNGARD SYSTEMS LIMITED............................  ENGLAND/WALES
        SUNGARD INSTITUTIONAL BROKERAGE INC....................  NEW YORK
        SUNGARD INVESTMENT PRODUCTS INC........................  DELAWARE
        SUNGARD INVESTMENT SYSTEMS INC.........................  DELAWARE
        SUNGARD NETWORK SOLUTIONS INC..........................  DELAWARE
        SUNGARD PORTFOLIO SOLUTIONS INC........................  DELAWARE
            SHAWDATA SERVICES CANADA, INC......................  CANADA
            SHAW DATA SERVICES, LIMITED........................  ENGLAND/WALES
        SUNGARD RECOVERY SERVICES INC..........................  PENNSYLVANIA
            SRS DEVELOPMENT INC................................  DELAWARE
               SUNGARD DEVELOPMENT CORPORATION.................  DELAWARE
            SUNGARD LATINOAMERICA S.A. de C.V. (9).............  MEXICO
            SUNGARD RECOVERY SERVICES LTD......................  CANADA
        SUNGARD/RPM CONSULTING INC.............................  PENNSYLVANIA
        SUNGARD SHAREHOLDER SYSTEMS INC........................  DELAWARE

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Name of Subsidiary                                Jurisdiction of Incorporation
------------------                                -----------------------------

        SUNGARD SYSTEMS INTERNATIONAL INC......................  PENNSYLVANIA
            INFINITY FINANCIAL TECHNOLOGY GmbH.................  GERMANY
            INFINITY FINANCIAL TECHNOLOGY JAPAN KK.............  JAPAN
            INFINITY FINANCIAL TECHNOLOGY SARL.................  FRANCE
            INFINITY FINANCIAL TECHNOLOGY SINGAPORE PTE. LTD...  SINGAPORE
            INFINITY INTERNATIONAL SUPPORT, INC................  CALIFORNIA
            INFINITY SALES CORPORATION.........................  BARBADOS
            JAEGER & PARTNER ASSET- & LIABILITY MANAGEMENT AG..  SWITZERLAND
            SUNGARD AG.........................................  SWITZERLAND
            SUNGARD FRANCE S.A.R.L.............................  FRANCE
            SUNGARD GESELLESCHAFT m.b.H........................  AUSTRIA
            SUNGARD IBERIA, S.L................................  SPAIN
            SUNGARD ITALIA, S.R.L..............................  ITALY
            SUNGARD MARKETS AKTIEBOLAG.........................  SWEDEN
               FRONT CAPITAL SYSTEMS AB........................  SWEDEN
               PROSOFTIA AB....................................  SWEDEN
                  PROSOFTIA UNIVERSITY AB......................  SWEDEN
            SUNGARD SOFTWARE, INC..............................  DELAWARE
            SUNGARD SYSTEMS GmbH...............................  GERMANY
            SUNGARD SYSTEMS HONG KONG LIMITED..................  HONG KONG
            SUNGARD SYSTEMS PTY LIMITED........................  AUSTRALIA
               SUNGARD EBS ASIA PACIFIC PTY LIMITED............  AUSTRALIA
               SUNGARD SUPERANNUATION PTY. LIMITED.............  AUSTRALIA
            SUNGARD SYSTEMS SINGAPORE PTE LIMITED..............  SINGAPORE
        SUNGARD TREASURY SYSTEMS INC...........................  CALIFORNIA
            ADS SYSTEMS HONG KONG LIMITED......................  HONG KONG
            MULTINATIONAL COMPUTER MODELS LIMITED..............  ENGLAND/WALES
            SUNGARD SYSTEMS NEW ZEALAND LIMITED................  NEW ZEALAND
        SUNGARD TRUST SYSTEMS INC..............................  NORTH CAROLINA
        TIGER SYSTEMS, INC.....................................  DELAWARE
            TIGER SYSTEMS ASIA LIMITED.........................  HONG KONG
            TIGER SYSTEMS LTD..................................  ENGLAND/WALES
        TURN DEVELOPMENT CORPORATION...........................  DELAWARE
        WALL STREET CONCEPTS INC...............................  NEW YORK

Notes:
-----

(1)  Jointly owned by Finance Development Inc. and Turn Development Corporation.
(2) Jointly owned by SunGard Data Systems Inc. and SunGard Investment Ventures, Inc.
(3)  Jointly owned by Minorca Corporation NV and Oshap Software Industries Ltd.
(4) Jointly owned by TP Technologies S.A., Oshap Software Industries Ltd. and SunGard Investment Ventures, Inc.
(5) Jointly owned by TP Technologies S.A., Oshap Technologies Industries Ltd. and SunGard Investment Ventures, Inc.
(6) Jointly owned by SIS Europe Holdings Inc. and SunGard Investment Ventures, Inc.
(7) Jointly owned by 2732-9964 Quebec Inc. and SunGard Canada Nova Scotia Corporation.
(8) Jointly owned by SunGard Investment Ventures, Inc., SunGard Systems International Inc. and ADS Associates, Inc.
(9)  Jointly owned by SunGard Recovery Services Inc. and SRS Development Inc.